UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2018, CommScope Holding Company, Inc. (the “Company”) issued a press release relating to its financial results for the third quarter of 2018. A copy of the press release, which is incorporated by reference herein, is attached hereto as Exhibit 99.1. Following the publication of the press release, the Company will host an earnings call during which its financial results for the third quarter of 2018 will be discussed.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 8, 2018, the Company and ARRIS, a public limited company organized under the laws of England and Wales (“ARRIS”), issued a joint press release announcing that they had entered into a bid conduct agreement (the “Bid Conduct Agreement”), pursuant to which CommScope has agreed to acquire all of the issued and to be issued ordinary shares, £0.01 nominal value per share (the “Ordinary Shares”), of ARRIS (the “Transaction”) for $31.75 per Ordinary Share.

In addition, the Company will be holding a conference call and simultaneous presentation to investors at 8:30 a.m. EST on November 8, 2018 to discuss the Transaction. The press release is attached hereto as Exhibit 99.2 and the investor presentation is attached hereto as Exhibit 99.3, and each is incorporated herein by reference. Additional information about the Transaction will also be included in a subsequently filed Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit.	Description

99.1	CommScope Holding Company, Inc. press release, dated November 8, 2018.

99.2	Joint press release issued by CommScope Holding Company, Inc. and ARRIS, dated November 8, 2018.

99.3	Investor Presentation dated November 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2018	COMMSCOPE HOLDING COMPANY, INC.

	By:	/s/ Alexander W. Pease
		Name:	Alexander W. Pease
		Title:	Executive Vice President and Chief Financial Officer